                                                                  Exhibit (h)(8)

                          FEE CAP/FEE WAIVER AGREEMENT
                              AMENDED AND RESTATED

This Agreement, dated Oct. 1, 2005, as amended and restated September 11, 2007, is between each of the RiverSource investment companies (each a "Registrant"), on behalf of its underlying series funds, as listed in Schedule A (the term "FUND" is used to refer to either the Registrant or the series as context requires), and RiverSource Investments, LLC, in its capacity as investment manager of the Funds, Ameriprise Financial, Inc, in its capacity as administrator of the Funds, RiverSource Service Corporation, in its capacity as transfer agent of the Funds, and each of RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., in their capacities as principal underwriters and distributors of the Funds (collectively referred to as the "SERVICE PROVIDERS"). Under this Agreement, the Service Providers hereby agree to waive all or a portion of the fees they earn and/or cap or reimburse expenses of each Fund incurred in connection with the services they provided to the Funds, in an amount equal to the amount by which the Fund's total operating expense, before giving effect to any applicable performance incentive adjustment (excluding foreign transaction taxes, income paid to brokers related to securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and interest expenses, transaction or brokerage fees, fees and expenses associated with investment in other pooled investment vehicles, including exchange traded funds, other affiliated and unaffiliated mutual funds, and certain other expenses as may be approved by the Funds' Board of Directors) exceed the thresholds set forth in the attached Schedule B ("FEE CAPS") for any particular Fund, and the Fund hereby agrees to such Fee Caps.

     1. FEE CAPS/FEE WAIVERS. Any allocation of fee waivers and expenses reimbursements among the Service Providers in order to meet the Fee Caps will be determined by the Service Providers.

     2. TERMINATION. With respect to any Fund, this Agreement will terminate on the date listed in Schedule B unless modified by written agreement of the Fund and the Service Providers or terminated earlier at the sole discretion of the Fund's Board of Directors.

The Service Providers acknowledge that they (1) shall not be entitled to collect on, or make a claim for, waived fees at any time in the future, and (2) shall not be entitled to collect on, or make a claim for, reimbursed Fund expenses at any time in the future.

Master Agreement - Fee Waivers

IN WITNESS WHEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

RIVERSOURCE BOND SERIES, INC.
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
RIVERSOURCE DIMENSIONS SERIES, INC.
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
RIVERSOURCE EQUITY SERIES, INC.
RIVERSOURCE GLOBAL SERIES, INC.
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
RIVERSOURCE INCOME SERIES, INC.
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
RIVERSOURCE INTERNATIONAL SERIES, INC.
RIVERSOURCE INVESTMENT SERIES, INC.
RIVERSOURCE LARGE CAP SERIES, INC.
RIVERSOURCE MANAGERS SERIES, INC.
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
RIVERSOURCE MONEY MARKET SERIES, INC.
RIVERSOURCE SECTOR SERIES, INC.
RIVERSOURCE SELECTED SERIES, INC.
RIVERSOURCE SERIES TRUST
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
RIVERSOURCE STRATEGY SERIES, INC.
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
RIVERSOURCE TAX-EXEMPT MONEY MARKET SERIES, INC.
RIVERSOURCE TAX-EXEMPT SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO - INCOME SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO - INVESTMENT SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO - MANAGERS SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO - SELECT SERIES, INC.


By: /s/ Patrick T. Bannigan
    ---------------------------------
    Patrick T. Bannigan
    President

AMERIPRISE FINANCIAL, INC.              RIVERSOURCE INVESTMENTS, LLC.


By: /s/ William F. Truscott             By: /s/ William F. Truscott
    ---------------------------------       ------------------------------------
    William F. Truscott                 William F. Truscott
    President - U.S. Asset Management   President and
    and Chief Investment Officer        Chief  Investment Officer


AMERIPRISE FINANCIAL SERVICES, INC.     RIVERSOURCE SERVICE CORPORATION


By: /s/ William F. Truscott             By: /s/ Lyn Kephart-Strong
    ---------------------------------       ------------------------------------
    William F. Truscott                     Lyn Kephart-Strong
    Senior Vice President and               President
    Chief Investment Officer


RIVERSOURCE DISTRIBUTORS, INC.


By: /s/ William F. Truscott
    ---------------------------------
    William F. Truscott
    Vice President

Master Agreement - Fee Waivers

SCHEDULE A - FUNDS

Each Registrant is a Minnesota corporation, except RiverSource California Tax-Exempt Trust, RiverSource Series Trust and RiverSource Special Tax-Exempt Series Trust, which are Massachusetts business trusts.

RIVERSOURCE BOND SERIES, INC.
   RiverSource Core Bond Fund
   RiverSource Floating Rate Fund
   RiverSource Income Opportunities Fund
   RiverSource Inflation Protected Securities Fund
   RiverSource Limited Duration Bond Fund
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
   RiverSource California Tax-Exempt Fund
RIVERSOURCE DIMENSIONS SERIES, INC.
   RiverSource Disciplined Small and Mid Cap Equity Fund
   RiverSource Disciplined Small Cap Value Fund
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
   RiverSource Diversified Bond Fund
RIVERSOURCE EQUITY SERIES, INC.
   RiverSource Mid Cap Growth Fund
RIVERSOURCE GLOBAL SERIES, INC.
   RiverSource Absolute Return Currency and Income Fund
   RiverSource Emerging Markets Bond Fund
   RiverSource Emerging Markets Fund
   RiverSource Global Bond Fund
   RiverSource Global Equity Fund
   RiverSource Global Technology Fund
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
   RiverSource Short Duration U.S. Government Fund
   RiverSource U.S. Government Mortgage Fund
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
   RiverSource High Yield Bond Fund
RIVERSOURCE INCOME SERIES, INC.
   RiverSource Income Builder Basic Income Fund
   RiverSource Income Builder Enhanced Income Fund
   RiverSource Income Builder Moderate Income Fund
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
   RiverSource International Aggressive Growth Fund
   RiverSource International Equity Fund
   RiverSource International Select Value Fund
   RiverSource International Small Cap Fund
RIVERSOURCE INTERNATIONAL SERIES, INC.
   RiverSource Disciplined International Equity Fund
   RiverSource European Equity Fund
   RiverSource International Opportunity Fund
RIVERSOURCE INVESTMENT SERIES, INC.
   RiverSource Balanced Fund
   RiverSource Disciplined Large Cap Growth Fund
   RiverSource Diversified Equity Income Fund
   RiverSource Mid Cap Value Fund
RIVERSOURCE LARGE CAP SERIES, INC.
   RiverSource Disciplined Equity Fund
   RiverSource Growth Fund
   RiverSource Large Cap Equity Fund
   RiverSource Large Cap Value Fund
RIVERSOURCE MANAGERS SERIES, INC.
   RiverSource Aggressive Growth Fund
   RiverSource Fundamental Growth Fund
   RiverSource Fundamental Value Fund
   RiverSource Select Value Fund
   RiverSource Small Cap Equity Fund
   RiverSource Small Cap Value Fund
   RiverSource Value Fund
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
   RiverSource Portfolio Builder Aggressive Fund
   RiverSource Portfolio Builder Conservative Fund
   RiverSource Portfolio Builder Moderate Aggressive Fund
   RiverSource Portfolio Builder Moderate Conservative Fund
   RiverSource Portfolio Builder Moderate Fund
   RiverSource Portfolio Builder Total Equity Fund
   RiverSource S&P 500 Index Fund
   RiverSource Small Company Index Fund
RIVERSOURCE MONEY MARKET SERIES, INC.
   RiverSource Cash Management Fund
RIVERSOURCE SECTOR SERIES, INC.
   RiverSource Dividend Opportunity Fund
   RiverSource Real Estate Fund
RIVERSOURCE SELECTED SERIES, INC.
   RiverSource Precious Metals and Mining Fund
RIVERSOURCE SERIES TRUST
   RiverSource 120/20 Contrarian Equity Fund
   RiverSource 130/30 U.S. Equity Fund
   RiverSource Retirement Plus 2010 Fund
   RiverSource Retirement Plus 2015 Fund
   RiverSource Retirement Plus 2020 Fund
   RiverSource Retirement Plus 2025 Fund
   RiverSource Retirement Plus 2030 Fund
   RiverSource Retirement Plus 2035 Fund
   RiverSource Retirement Plus 2040 Fund
   RiverSource Retirement Plus 2045 Fund
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
   RiverSource Massachusetts Tax-Exempt Fund
   RiverSource Michigan Tax-Exempt Fund
   RiverSource Minnesota Tax-Exempt Fund
   RiverSource New York Tax-Exempt Fund
   RiverSource Ohio Tax-Exempt Fund
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
   RiverSource Strategic Allocation Fund
   RiverSource Strategic Income Allocation Fund

Master Agreement - Fee Waivers

RIVERSOURCE STRATEGY SERIES, INC.
   RiverSource Equity Value Fund
   RiverSource Small Cap Advantage Fund
   RiverSource Small Cap Growth Fund
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
   RiverSource Tax-Exempt High Income Fund
RIVERSOURCE TAX-EXEMPT MONEY MARKET SERIES, INC.
   RiverSource Tax-Exempt Money Market Fund
RIVERSOURCE TAX-EXEMPT SERIES, INC.
   RiverSource Intermediate Tax-Exempt Fund
   RiverSource Tax-Exempt Bond Fund
RIVERSOURCE VP - INCOME SERIES, INC.
   RiverSource VP - Core Bond Fund
   RiverSource VP - Global Inflation Protected Securities Fund
   RiverSource VP - Income Opportunities Fund
RIVERSOURCE VP - INVESTMENT SERIES, INC.
   RiverSource VP - Large Cap Value Fund
   RiverSource VP - Mid Cap Growth Fund
   RiverSource VP - Mid Cap Value Fund
   RiverSource VP - S&P 500 Index Fund
RIVERSOURCE VP - MANAGERS SERIES, INC.
   RiverSource VP - Fundamental Value Fund
   RiverSource VP - Select Value Fund
   RiverSource VP - Small Cap Value Fund
RIVERSOURCE VP - SELECT SERIES, INC.
   RiverSource VP - Core Equity Fund

Master Agreement - Fee Waivers

SCHEDULE B - FEE CAPS/FEE WAIVERS

Schedule B is separately maintained and updated from time to time to reflect current fee cap/fee waiver commitments, as they have been approved by the Funds' Board of Directors. Current fee cap/fee waiver commitments are reflected in Fund registration statements as applicable.